EXECUTION COPY

AMENDMENT NO. 1

TO SENIOR SECURED CREDIT AGREEMENT

(QUANTUM CORPORATION)

This AMENDMENT NO. 1 TO SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of April 15, 2009, is entered into among QUANTUM CORPORATION, a Delaware corporation (the "Borrower"), each of the Lenders (as defined below) signatory hereto, and CREDIT SUISSE, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS:

    The Borrower, the lenders from time to time party thereto (each a "Lender" and collectively the "Lenders"), the Administrative Agent and the other parties thereto have entered into the Senior Secured Credit Agreement, dated as of July 12, 2007 (as supplemented, modified and amended as of the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Credit Agreement (as amended by this Amendment).

    The Borrower has requested the changes and modifications to the Credit Agreement hereinafter set forth.

    The Required Lenders are, on the terms and conditions stated below, willing to amend the Credit Agreement as hereinafter set forth.

    Amendments to Credit Agreement

    . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

      Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

      "Amendment No. 1" means the Amendment No. 1 to Senior Secured Credit Agreement dated as of April 15, 2009, amending this Agreement.

      The definition of "Equity Interests" in Section 1.01 is hereby amended by inserting the following before the period at the end thereof: "; provided that the term Equity Interests shall not include any obligation that constitutes Indebtedness by reason of the fact that such Indebtedness by its terms is or may be convertible into common stock of the obligor thereof".

      The definition of "Permitted Refinancing Indebtedness" in Section 1.01 is hereby amended by inserting the following immediately prior to the third parenthetical in such definition: ", including any prior Permitted Refinancing Indebtedness in respect thereof".

      Section 2.05(a) of the Credit Agreement is hereby amended by adding a new sentence at the end of clause (i) thereof to read as follows:

      "If the Borrower purchases or otherwise acquires not less than $135 million in face principal amount of the Existing Notes with Permitted Refinancing Indebtedness pursuant to the Borrower's proposed tender offer to purchase up to $142 million in face principal amount of Existing Notes as described in the Schedule TO filed by the Borrower with the Securities and Exchange Commission on March 27, 2009 or by other means, then within five Business Days after such purchase or other acquisition, the Borrower will make a voluntary prepayment of Loans pursuant to this Section 2.5(a)(i) in an aggregate principal amount equal to $20 million (which amount shall be in addition to the $40 million voluntary prepayment contemplated by Amendment No. 1) (any such prepayment made pursuant to this sentence or Amendment No. 1 being deemed to be a voluntary prepayment for all purposes)."

      Section 2.05(b) of the Credit Agreement is hereby amended by deleting the proviso at the end of clause (i) thereof in its entirety.

      Clause (a)(iii) of Section 7.14 is hereby amended in its entirety to read as follows: "(iii) (A) the refinancing of Existing Notes or any Permitted Refinancing Indebtedness in respect thereof with Permitted Refinancing Indebtedness and (B) subject to the refinancing of not less than $135 million in face principal amount of the Existing Notes with Permitted Refinancing Indebtedness, the repayment, purchase or other acquisition or retirement by the Borrower of any remaining Existing Notes (in a face principal amount of up to $25,000,000 in the aggregate) and any Permitted Refinancing Indebtedness in respect thereof (including the conversion or exchange of any such Existing Notes to or for common stock of the Borrower), provided that such repayment, purchase or other acquisition or retirement shall not be made from the proceeds of any Revolving Credit Loans".

    Conditions to Effectiveness

    . The amendments set forth in Section 1 above shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

      The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders;

      The Administrative Agent shall have received a consent to this Amendment (in the form attached hereto) executed by each Subsidiary Guarantor;

      On or before the Effective Date, the Borrower shall have made a partial prepayment of the Term Loans, in an aggregate amount not less than $40,000,000, pursuant to Section 2.05(a) of the Credit Agreement (the notice provisions of which are hereby waived except to the extent that such notice may be required by the Administrative Agent);

      The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has duly executed and delivered to the Administrative Agent a counterpart of this Amendment prior to 12:00 p.m., New York City time on April 15, 2009, an amendment fee equal to 0.25% of the aggregate principal amount of the Revolving Credit Commitments and/or Term Loans held by each such consenting Lender as of the Effective Date;

      The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects on and as of the Effective Date (both before and after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(e), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and no Default or Event of Default shall have occurred and be continuing as of the Effective Date; and

      The Borrower shall have paid such other fees and expenses of Credit Suisse and its Affiliates that are due and payable on or before the Effective Date as separately agreed by the Borrower.

    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that:

      The execution, delivery and performance by the Borrower of this Amendment, the execution and delivery by each Subsidiary Guarantor of its consent to this Amendment (in the form attached hereto), and the performance by the Borrower of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

      This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

    Reference to and Effect on the Loan Documents

    . On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

    EMC Loan

    . If any Permitted Refinancing Indebtedness is borrowed from EMC International Company or an Affiliate thereof (collectively, "EMC"), the Borrower shall cause all of the first $100 million in aggregate principal amount of any such Permitted Refinancing Indebtedness to be on terms which, taken as a whole, are determined in good faith by a Responsible Officer of the Borrower to be no less favorable to the Borrower and the Lenders and the other Secured Parties in any material respect than the terms set forth in Exhibit A hereto; provided, however, that for the avoidance of doubt, the Borrower makes no such covenant with respect to (i) any Permitted Refinancing Indebtedness borrowed from any party other than EMC or (ii) any amounts of Permitted Refinancing Indebtedness borrowed from EMC in excess of $100 million.

    Costs, Expenses

    . The Borrower hereby agrees to pay on demand all accrued costs and expenses of the Administrative Agent pursuant to the Credit Agreement or in connection with this Amendment or the Credit Agreement, or any of the transactions contemplated hereby or thereby (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent).

    Execution in Counterparts

    . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

    Governing Law

    . This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

    Waiver of Jury Trial

. Each PARTY SIGNATORY HERETO irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of THE ADMINISTRATIVE Agent or any Lender in the negotiation, administration, performance or enforcement HEREOF.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

QUANTUM CORPORATION,
as Borrower

By /s/ Jon Gacek

Name: Jon Gacek

Title: EVP, Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent and as a Lender

By /s/ Robert Hetu

Name: Robert Hetu

Title: Managing Director

By /s/ Christopher Reo Day

Name: Christopher Reo Day

Title: Associate

CREDIT SUISSE LOAN FUNDING LLC
as Lender

By /s/ Robert Franz

Name: Robert Franz

Title: Managing Director

By /s/ Kenneth Hoffman

Name: Kenneth Hoffman

Title: Managing Director

PEQUOT SPECIAL OPPORTUNITIES FUND III, L.P.,

By: Pequot Capital Management, Inc., its Investment Manager,
as Lender

By /s/ Carlos Rodrigues

Name: Carlos Rodrigues

Title: Chief Financial Officer

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By: Ares Enhanced Credit Opportunities Fund Management, L.P.,
as Lender

By /s/ Seth J. Brufsky

Name: Seth J. Brufsky

Title: Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY III LTD.

By: Ares Enhanced Loan Management III, L.P.,
By: Ares Enhanced Loan III GP, LLC, its General Partner
By: Ares Management LLC, its Manager

as Lender

By /s/ Americo Cascella

Name: Americo Cascella

Title: Authorized Signatory

ARES XI CLO LTD.

By: Ares CLO Management XI, L.P.,
By: Ares CLO GP XI, LLC, its General Partner
By: Ares Management LLC, its Manager

as Lender

By /s/ Americo Cascella

Name: Americo Cascella

Title: Authorized Signatory

GLOBAL LOAN OPPORTUNITY FUND B.V.

By: Ares Management Limited, its Portfolio Manager

By /s/ Americo Cascella

Name: Americo Cascella

Title: Authorized Signatory

CAVALRY CLO I, LTD

By: Regiment Capital Management, LLC, as its Investment Advisor
By: Regiment Capital Advisors, LP, its Manager and pursuant to delegated authority
By: Regiment Capital Advisors, LLC, its General Partner

By /s/ William Heffron

Name: William Heffron

Title: Authorized Signatory

LANDMARK III CDO Limited

By: Aladdin Capital Management,

as a Lender

By /s/ James Bragg

Name: James Bragg

Title: Authorized Signatory

LANDMARK IV CDO Limited

By: Aladdin Capital Management,

as a Lender

By /s/ James Bragg

Name: James Bragg

Title: Authorized Signatory

LANDMARK V CDO Limited

By: Aladdin Capital Management,

as a Lender

By /s/ James Bragg

Name: James Bragg

Title: Authorized Signatory

LANDMARK VII CDO Limited

By: Aladdin Capital Management,

as a Lender

By /s/ James Bragg

Name: James Bragg

Title: Authorized Signatory

ACA CLO 2006-1, LTD.,

as Lender, by Apidos Capital Management, LLC, its investment advisor

By /s/ Vincent Ingato

Name: Vincent Ingato

Title: Managing Director

GRAND CENTRAL ASSET TRUST REG SERIES

as Lender

By /s/ Arvind Admal

Name: Arvind Admal

Title: Attorney-in-fact

PANGAEA CLO 2007-1 LTD.

by Pangaea Asset Management, LLC, its Collateral Manager,

as Lender

By /s/ Michael P. King

Name: Michael P. King

Title: Senior Managing Director

VENTURE II CDO 2002, LIMITED

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

VENTURE III CDO LIMITED

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

VENTURE IV CDO LIMITED

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

VENTURE V CDO LIMITED

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

VENTURE VII CDO LIMITED

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

VENTURE VIII CDO LIMITED

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

VISTA LEVERAGED INCOME FUND

By its investment advisor,

MJX Asset Management LLC,

as Lender

By /s/ John P. Calaba

Name: John P. Calaba

Title: Managing Director

NOB HILL CLO II, LIMITED,

as Lender

By /s/ Bradley Kane

Name: Bradley Kane

Title: Portfolio Manager

WATERVILLE FUNDING LLC,

as Lender

By /s/ Tara E. Kenny

Name: Tara E. Kenny

Title: Assistant Vice President

TRALEE CDO I LTD.,

as Lender

By /s/

Name:

Title:

SILICON VALLEY BANK,

as Lender

By /s/ Doug Bontemps

Name: Doug Bontemps

Title: Director

MCDONNELL LOAN OPPORTUNITY LTD.

By: McDonnell Investment Management, LLC, as investment manager as Lender

By /s/ Kathleen A. Zarn

Name: Kathleen A. Zarn

Title: Vice President

TELOS CLO 2006-1, LTD.

TELOS CLO 2007-2, LTD.

By Tricadia Loan Management LLC,

as Lender

By /s/ John McCormick

Name: John McCormick

Title: Managing Director

COLTS 2005-2 LTD.

By: Structured Asset Investors, LLC,

as Collateral Manager

By /s/ Edwin T. Gray

Name: Edwin T. Gray

Title: Director

COLTS 2007-1 LTD.

By: Structured Asset Investors, LLC,

as Collateral Manager

By /s/ Edwin T. Gray

Name: Edwin T. Gray

Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION,

as a Lender

By /s/ Edwin T. Gray

Name: Edwin T. Gray

Title: Director

MOUNTAIN CAPITAL CLO III LTD.,

as Lender

By /s/ Candace L. Ebanks

Name: Candace L. Ebanks

Title: Director

MOUNTAIN CAPITAL CLO VI LTD.,

as Lender

By /s/ Candace L. Ebanks

Name: Candace L. Ebanks

Title: Director

PPM GRAYHAWK CLO, LTD.,

as Lender

By /s/ Eddie Hebert

PPM America, Inc., as Collateral Manager

Name: Eddie Hebert

Title: Assistant Vice President

CIFC FUNDING 2007-IV, LTD.,

as Lender

By /s/ Nga Tran

Name: Nga Tran

Title: Head of Institutional Relationships

GENESIS CLO 2007-1 LTD.,

By: Ore Hill Partners LLC, its investment advisor

as Lender

By /s/ Claude A. Baum

Name: Claude A. Baum, Esq.

Title: General Counsel, Ore Hill Partners LLC

FALL CREEK CLO, LTD.,

as Lender

By /s/ Bryan S. Higgins

Name: Bryan S. Higgins

Title: Authorized Signor

GRAND CENTRAL ASSET TRUST, SIL SERIES,

as Lender

By /s/ Brian Schott

Name: Brian Schott

Title: Attorney-in-fact

ATLAS LOAN FUNDING (NAVIGATOR), LLC

as Lender

By /s/ Heather M. Jousma

Name: Heather M. Jousma

Title: Authorized Signatory

FM LEVERAGED CAPITAL FUND I

By: GSO Debt Funds Management LLC, as Subadviser to FriedbergMilstein LLC,

as Lender

By /s/ Lee M. Shaiman

Name: Lee M. Shaiman

Title: Authorized Signatory

FM LEVERAGED CAPITAL FUND II

By: GSO Debt Funds Management LLC, as Subadviser to FriedbergMilstein LLC,

as Lender

By /s/ Lee M. Shaiman

Name: Lee M. Shaiman

Title: Authorized Signatory

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I

By: GSO Debt Funds Management LLC, as Subadviser to FriedbergMilstein LLC,

as Lender

By /s/ Lee M. Shaiman

Name: Lee M. Shaiman

Title: Authorized Signatory

GALE FORCE 1 CLO, LTD.

By: GSO Debt Funds Management LLC, as Collateral Manager,

as Lender

By /s/ Lee M. Shaiman

Name: Lee M. Shaiman

Title: Authorized Signatory

ALZETTE EUROPEAN CLO S.A.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

AVALON CAPITAL LTD. 3

By: INVESCO Senior Secured Management, Inc., as Asset Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

BELIIURST CLO LTD.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

CELTS CLO 2007-1 LTD

By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

CHARTER VIEW PORTFOLIO

By: INVESCO Senior Secured Management, Inc., as Investment Advisor

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc., as Investment Adviser

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

CHAMPLAIN CLO, LTD.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

AIM FLOATING RATE FUND

By: INVESCO Senior Secured Management, Inc., as Sub-Adviser

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II LLC

By: INVESCO Senior Secured Management, Inc., as Collateral Manager & Attorney-in-fact

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

KATONAH V, LTD.

By: INVESCO Senior Secured Management, Inc., as Investment Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

LIMEROCK CLO I

By: INVESCO Senior Secured Management, Inc., as Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

MOSELLE CLO S.A.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

NAUTIQUE FUNDING LTD.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

SAGAMORE CLO LTD.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

SARATOGA CLO I, LIMITED

By: INVESCO Senior Secured Management, Inc., as the Asset Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

WASATCH CLO LTD

By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

By /s/ Thomas Ewald

Name: Thomas Ewald

Title: Authorized Signatory

MC FUNDING LTD.

By: Monroe Capital Management, LLC, as Collateral Manager

By /s/

Name:

Title:

BROAD POINT I, B.V.,

as Lender

By /s/ S. Nielen

Name: S. Nielen

Title: Managing Director

BROAD POINT I, B.V.,

as Lender

By /s/ Marc S. Diagonale

Name: Marc S. Diagonale

Title: Managing Director

SPCP GROUP, LLC,

as Lender

By /s/ Zachary M. Zeitlin

Name: Zachary M. Zeitlin

Title: Authorized Signatory

SPF CDO I, LTD.,

as Lender

By /s/ Zachary M. Zeitlin

Name: Zachary M. Zeitlin

Title: Authorized Signatory

SPCP GROUP III LLC,

as Lender

By /s/ Zachary M. Zeitlin

Name: Zachary M. Zeitlin

Title: Authorized Signatory

FRIDSON CREDIT STRATEGIES MASTER FUND, L.P.,

as Lender

By /s/ Thomas H. Shandell

Name: Thomas H. Shandell

Title: Chief Portfolio Manager & Co-Investment Officer

GENERAL ELECTRIC CAPITAL CORPORATION,

as Lender

By /s/ James N. Urbates

Name: James N. Urbates

Title: Duly Authorized Signatory

GOLDENTREE CAPITAL OPPORTUNITIES, LP

By: Goldentree Asset Management, LP

as Lender

By /s/ Karen A. Weber

Name: Karen A. Weber

Title: Director - Bank Debt

GOLDENTREE LOAN OPPORTUNITIES III, LIMITED

By: Goldentree Asset Management, LP

as Lender

By /s/ Karen A. Weber

Name: Karen A. Weber

Title: Director - Bank Debt

GOLDENTREE LOAN OPPORTUNITIES IV, LIMITED

By: Goldentree Asset Management, LP

as Lender

By /s/ Karen A. Weber

Name: Karen A. Weber

Title: Director - Bank Debt

GOLDENTREE LOAN OPPORTUNITIES V, LIMITED

By: Goldentree Asset Management, LP

as Lender

By /s/ Karen A. Weber

Name: Karen A. Weber

Title: Director - Bank Debt

EMERALD ORCHARD LIMITED,

as Lender

By /s/ Liza Rahmat

Name: Liza Rahmat

Title: Authorized Signatory

EASTLAND CLO LTD.,

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

GLENEAGLES CLO, LTD.,

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

GRAYSON CLO LTD.,

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

HIGHLAN LOAN FUNDING V LTD.,

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

JASPER CLO, LTD.,

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

LOAN FUNDING IV LLC

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

LOAN FUNDING VII LLC

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

LOAN STAR STATE TRUST

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its Investment Advisor

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

RED RIVER CLO LTD.

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

SOUTHFORK CLO, LTD.

By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

WESTCHESTER CLO, LTD

By: Highland Capital Management, L.P., as Collateral Servicer

By: Strand Advisors, Inc., its General Partner

as Lender

By /s/ Mark Okada

Name: Mark Okada

Title: Executive Vice President

CORNERSTNE CLO LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

RAMPART CLO I LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CDO II LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CDO LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CLO III LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CLO IV LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CLO V LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CLO VI LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CLO VII LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

STONE TOWER CLO VIII LTD

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By /s/ Michael W. DelPercio

Name: Michael W. DelPercio

Title: Authorized Signatory

CONSENT OF SUBSIDIARY GUARANTORS

Dated as of April 15, 2009

Each of the undersigned, as a Subsidiary Guarantor under and as defined in the Senior Secured Credit Agreement dated as of July 12, 2007, among Quantum Corporation (the "Borrower"), the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other parties thereto, hereby consents to Amendment No. 1 to such Credit Agreement, dated as of April 15, 2009 (the "Amendment"), and to the amendments to the Credit Agreement set forth therein, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the obligations of such Subsidiary Guarantor contained in the Subsidiary Guaranty, or in any other Loan Document to which it is a party, are and shall remain in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by the Amendment.

[Signature pages follow.]

ADVANCED DIGITAL INFORMATION CORPORATION

By /s/ Jon Gacek
Name: Jon Gacek

Title: EVP, Chief Financial Officer

CERTANCE HOLDINGS CORPORATION

By /s/ Jon Gacek
Name: Jon Gacek

Title: Director

CERTANCE (US) HOLDINGS, INC.

By /s/ Jon Gacek
Name: Jon Gacek

Title: Director

CERTANCE LLC

By /s/ Jon Gacek
Name: Jon Gacek

Title: EVP, Chief Financial Officer

QUANTUM INTERNATIONAL, INC.

By /s/ Jon Gacek
Name: Jon Gacek

Title: Director

EXHIBIT A

EMC Financing Term Sheet

Exhibit A

Quantum Corporation

Summary of Terms and Conditions of the EMC Financing

This Summary of Terms and Conditions outlines certain terms of the EMC Financing referred to in the Commitment Letter among Quantum Corporation and EMC International Company (the "Commitment Letter"), of which this term sheet is a part. Certain capitalized terms used herein are defined in the Commitment Letter.

Borrower:	Quantum Corporation, a Delaware corporation (the "Company").

Guarantors:	None.

Use of Proceeds:	Exclusively to refinance up to $142 million aggregate principal amount of the Company's existing 4.375% Convertible Subordinated Notes Due 2010 (the "Existing Notes") issued on July 20, 2003.

Lender:	EMC International Company, an entity organized under the laws of the Republic of Ireland having its principal place of business in Bermuda, or its designee (the "Lender").

Amount and Funding of Term Facility:	Up to $100,000,000 Term Loan Facility, available in a single draw on the Closing Date (the "Term Facility").

Maturity Date:

The earliest to occur of (i) September 30, 2014, (ii) if there shall have occurred (A) any replacement, refunding (but not including any repayment in full of the Secured Obligations as described in clause (iii) below) or refinancing of the Company's Senior Secured Credit Agreement dated as of July 12, 2007, among the Company, as the borrower, Credit Suisse, as the administrative agent and collateral agent, and the lenders party thereto (the "Existing Senior Secured Credit Agreement"), or (B) any amendment or restatement having the effect of any of the foregoing or entered into in connection with any transfer of a substantial portion of the commitments or loans under the Existing Senior Credit Agreement in one transaction or a series of related transactions, the later of one day after such occurrence or August 1, 2010 or (iii) if the Secured Obligations (as defined in the Existing Senior Secured Credit Agreement) shall have been paid in full, the later of one day after such payment in full or August 1, 2010 (the "Maturity Date"); provided, however, that if the Maturity Date occurs pursuant to clause (iii) hereof, the Company may elect in its discretion, provided that no default under the Term Facility then exists, and subject to the representations and warranties set forth in the Loan Documents being true and correct as of such date and other customary closing conditions, instead of paying all amounts then due in cash, to issue Exchange Notes (having the terms described herein) in a principal amount equal to all amounts due under the Term Facility.

Closing Date:

The date on which all conditions to closing, including, without limitation, the conditions precedent listed on Annex C attached to the Commitment Letter, shall have been satisfied (the "Closing Date"); provided that the Lender shall have no obligation to close on the Term Facility if the Closing Date shall not have occurred prior to May 31, 2009.

Interest Rate:

All amounts outstanding under the Term Facility shall bear interest at 12% per annum payable quarterly in arrears and computed on the basis of a 365/6-day year. At any time an event of default under the Term Facility has occurred and is continuing, amounts outstanding under the Term Facility shall bear interest at 14% per annum.

Ranking:

The obligations under the Loan Documents will constitute senior subordinated indebtedness of the Company, junior to the "Obligations" under the Existing Senior Secured Credit Agreement and senior to all other indebtedness of the Company. The obligations under the Loan Documents will not constitute "Designated Senior Indebtedness" (or any comparable term) with respect to any subordinated indebtedness of the Company.

Voluntary Prepayments:

To the extent not prohibited by the Existing Senior Secured Credit Agreement, the Company may, at its option, prepay the loan in whole at any time or in part from time to time, each such prepayment to be accompanied by all accrued and unpaid interest thereon.

Mandatory Prepayments:

To the extent not prohibited by the Existing Senior Secured Credit Agreement, in the event that a Fundamental Change (as defined in the Existing Notes indenture) shall occur at any time prior to the Maturity Date, the holders of any outstanding loans under the Term Facility shall have the right to require the Company to purchase for cash any such outstanding loans under the Term Facility at a price equal to the outstanding principal amount plus accrued and unpaid interest thereon.

Security:	The Term Facility will initially not be secured.

Representations and Warranties:

The Term Facility will contain such customary and appropriate representations and warranties by the Company as are usual and customary for financings of this kind and as are mutually acceptable to both the Lender and the Company .

Covenants:	The Term Facility will initially contain affirmative and negative covenants substantially the same as those in the Existing Notes indenture.

Events of Default:	The Term Facility will initially include events of default (and, as appropriate, grace periods) substantially the same as those in the Existing Notes indenture.

Terms of Exchange Notes:

In the event the Company issues Exchange Notes pursuant to the terms hereof (the "Exchange Notes"), such Exchange Notes shall have terms and conditions that are substantially the same as those set forth in the Term Facility, except for the following terms and conditions which shall be substantially the same as those set forth in the Existing Senior Secured Credit Agreement (i) a first priority security interest in all assets of the Company, including without limitation, all personal, real and mixed property of the Company, and a first priority security interest in 100% of the capital stock of each subsidiary of the Company and all intercompany debt, (ii) affirmative and negative covenants including those relating to Liens, Indebtedness, Investments, Fundamental Changes, Dispositions, Restricted Payments, changes in the nature of the Company's business, transactions with Affiliates, burdensome agreements, Capital Expenditures, changes to organizational documents, accounting changes and prepayments of Indebtedness, but specifically excluding financial covenants and (iii) events of default including (a) payment defaults, (b) representations and warranties not true and correct, (c) covenant defaults, (d) cross-default to other material indebtedness, (e) bankruptcy of the Company or any of its subsidiaries, (f) defaults relating to guaranties and security agreements, (g) judgment defaults, (h) change of control or (i) loss of any material license, consent, registration or approval required under applicable law for the Company or any of its subsidiaries to operate (with customary cure periods), which is reasonably likely to have a material adverse effect. Capitalized terms in this term having the meanings assigned in the Existing Senior Credit Agreement.

Conditions to Closing:

The obligation of the Lender to make, or cause one of their respective affiliates to make, loans under the Term Facility will be subject to closing conditions deemed appropriate by the Lender for financings of this kind generally and for this transaction in particular, including, without limitation, the conditions precedent listed on Annex C attached to the Commitment Letter.

Assignments and Participations:	The Lender may assign all or a portion of its interests, rights and obligations under the Term Facility to any of its affiliates.

Taxes:

The Term Facility will provide that all payments are to be made free and clear of any taxes (other than franchise taxes and taxes on overall net income), imposts, assessments, withholdings or other deductions whatsoever.

Indemnity:	The Term Facility will provide customary and appropriate provisions relating to indemnity and related matters in a form reasonably satisfactory to the Lender.

Governing Law and Jurisdiction:

The Term Facility will provide that the Company will submit to the non-exclusive jurisdiction and venue of the federal and state courts of the State of New York and shall waive any right to trial by jury. New York law shall govern the documents related to the Term Facility.

Other Agreements:

Immediately prior to the entry into the definitive agreement with respect to the Term Facility, (i) the Third Amended and Restated Embedded Software License and Distribution Agreement by and between the Company and EMC Corporation (the "OEM Agreement") shall remain in full force and effect and (ii) the Company and EMC Corporation will enter into a warrant agreement as contemplated by the OEM Agreement (the "Warrant Agreement"), on terms and conditions that are mutually acceptable to Lender and the Company.